UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 19, 2021

AMERICAN INTERNATIONAL HOLDINGS CORP.

(Exact name of Registrant as specified in its charter)

Nevada	000-50912	88-0225318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Legacy Drive, Suite 400, Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 803-5337

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 19, 2021, Jacob D. Cohen, who was then serving as the sole director of American International Holdings Corp. (the “Company”, “we” or “us”), appointed Peter “Casey” Jensen to fill one of the vacancies on the Board of Directors, as an independent director. Mr. Jensen was also appointed as the sole member of the newly established Audit Committee (discussed under Item 8.01 below), and to serve as the Chairperson of the Audit Committee.

The Board of Directors determined that Mr. Jensen is “independent” pursuant to the rules of the NASDAQ Capital Market.

Mr. Jensen is not a party to any material plan, contract or arrangement (whether or not written) with the Company and there are no arrangements or understandings between Mr. Jensen and any other person pursuant to which he was selected to serve as a director of the Company, nor is he a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

There are no family relationships between any director or executive officer of the Company, including Mr. Jensen.

Biographical information for Mr. Jensen is provided below:

Since September 2019, Mr. Jensen has served as Managing Partner at PHX Global, LLC providing executive management and international business advisory services. Mr. Jensen worked as a registered investment adviser from December 2018 through October 2019, at Madison Avenue Securities, LLC/EFC Wealth Management. In February 2013, Mr. Jensen co-founded JPM Capital, a boutique Investment Bank and Strategic Advisory firm, where he worked until July 2018, and where he assisted in successfully closing over 160 investments in public companies. While serving as Managing Partner at JPM, Mr. Jensen invested in healthcare start-ups, and he was able to manage investments from seed stage to profitability. From February 2013 through December 2016, Mr. Jensen served as a partner and investment advisor at Anubis Capital Advisors, Inc.

From 2000 to 2010, Mr. Jensen worked in investor education and owned a stock brokerage where he managed approximately $100 million in assets for high net worth and institutional investors. Also, during this period, Mr. Jensen formed Trindax Capital, LLC, an investment firm focused on commodities and commercial real estate, where he served as CEO. In 2010, Mr. Jensen combined his experience in commercial finance and investments, and entered private equity. Mr. Jensen became a Managing Director Heartland Capital Markets, where he co-managed a variety of private equity investments in both seed and growth stage companies from February 2010 to January 2013.

In addition to being a former Registered Investment Adviser, Mr. Jensen has passed Series 3, 7, 24, 63 and 65 FINRA examinations.

The Board of Directors believes that Mr. Jensen is well qualified to serve on the Board of Directors, and as the sole member and Chairperson of the Company’s Audit Committee, because of his strong background in finance and securities, and consistent success in several different roles and industries.

Item 7.01 Regulation FD Disclosure.

On October 21, 2021, the Company issued a press release announcing the appointment of Peter “Casey” Jensen to fill one of the vacancies on the Board of Directors, as an independent director and as the sole member and Chairperson of the newly established Audit Committee A copy of the press release is furnished as Exhibit 99.2 hereto.

The information contained in this Item 7.01 of this Current Report and Exhibit 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Committees of the Board

Effective on October 19, 2021, the Board of Directors adopted a Charter of the Audit Committee.

Committee membership of the Board of Directors (“Board”) is as follows:

Board Committee Membership

	Independent	Audit Committee
Jacob D. Cohen(1)
Casey Jensen	X	C

(1) Chairman of Board of Directors.

C - Chairman of Committee.

M - Member.

Audit Committee

The Audit Committee, which is comprised exclusively of an independent director, has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate (as required by NASDAQ rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Mr. Jensen, is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Jensen has acquired these attributes as a result of his significant experience serving on the board of directors of various private and public companies and as an investor and founder of a private equity firm.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

The Audit Committee Charter is filed as Exhibit 99.1 to this Current Report on Form 8-K and it will be available in the investor relations section of the Company’s website at https://investors.amihcorp.com/.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1*	Charter of the Audit Committee
99.2*	Press Release Dated October 21, 2021
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American International Holdings Corp.

/s/ Jacob D. Cohen
Jacob D. Cohen
Chief Executive Officer

Date: October 21, 2021

EXHIBIT INDEX

99.1	Charter of the Audit Committee of the Board of Directors of American International Holdings Corp.
99.2	Press Release Dated October 21, 2021